UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2018

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 W. Jericho Turnpike, Suite A Smithtown, New York	11787
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

iGambit Inc. (“IGI” or “Company” or “we”) is filing this Amendment No. 1 (“Amendment No. 1”) to our current report on Form 8-K as originally filed with the Securities and Exchange Commission (“SEC”) on June 19, 2018 (the “Original Filing), for the purposes of updating Item 8.01 Other Events with disclosure of Amendment No. 1 To Letter of Intent.

Except as described below, this Amendment does not purport to amend the information in the Original Report or provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

ITEM 8.01 Other Events

On June 14, 2018 iGambit Inc. (the ‘Company” or “IGI”), entered into a non-binding Letter of Intent (the “LOI”) with Winpoint Health Inc, (“Winpoint”) a chronic care management service company that monitors patients between office visits by leveraging, both technology and a fully trained clinical team of healthcare professionals.

Pursuant to the LOI, IGI would buy all of the outstanding shares of “Winpoint” and would assume all of the business operations of “Winpoint”. “Winpoint” would operate as a wholly owned subsidiary of IGI.

Prior to or concomitant with closing Winpoint will have secured a $2,000,000 equity investment into Winpoint, 100% of the proceeds to be used for repayment of the debt and bridge financing as specified on Exhibit A attached hereto, and the balance for working capital for the post transaction consolidated company.

The consideration for the purchase would be as follows: Winpoint shareholders and the equity investors (collectively, “WP Shareholders”) shall receive IGI Common Shares equal to 65% of the issued and outstanding shares post Transaction.

For illustration purposes: If at Closing IGI has 140,000,000 shares issued and outstanding, the WP Shareholders shall receive 260,000,000 IGI common shares.

The LOI has certain binding and non-binding obligations and the transaction is subject to various conditions to closing, including satisfactory completion of due diligence, approval of the Company’s Board of Directors, approval of the Company’s shareholders, if required, and definitive documentation. There can be no assurance that the transactions contemplated by the LOI will be consummated. The LOI and this Current Report on Form 8-K do not constitute an offer to buy, or solicitation of an offer to sell, any securities of the Company and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so.

On September 6, 2019 the Company entered into a non-binding Amendment No. 1 to the Letter of Intent (“LOI Amendment No. 1”) with Winpoint.

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Pursuant to the LOI Amendment No 1, the Parties agreed to amend the LOI as follows:

1.	All reference to Winpoint Health Inc. shall be deleted and replaced with Winpoint Health LLC.

2.	Item 1 Structure of Transaction of the LOI shall be deleted in its entirety and replaced as follow:

Structure of Transaction. IGI would buy certain assets of “Winpoint”. The assets to be purchased (“Purchased Assets”) are all the assets, tangible and intangible, of any description held by Winpoint used in conducting its Chronic Care Management business. The Purchased Assets will be placed in IGI’s wholly owned subsidiary HealthDatix Inc.

3.	Item 2 Investment of the LOI shall be deleted in its entirety and replaced as follows:

Investment. Prior to closing Winpoint will have secured a minimum $2,000,000 equity investment to be placed into IGI concomitant with closing of the Transaction, 100% of the proceeds to be used for repayment of certain debt and bridge financing, and for working capital for the post Transaction consolidated company (IGX and its subsidiary HealthDatix Inc.). In exchange for the equity investment the equity investors shall receive securities of IGI equal to approximately 35% of the issued and outstanding shares of IGI post Transaction. At closing of the Transaction, the equity investors are prepared to accept IGI preferred securities.

4.	Item 3 Purchase Price of the LOI shall be deleted in its entirety and replaced as follows:

Purchase Price of Purchased Assets. As consideration for the “Purchased Assets”, Winpoint shareholders shall receive equity in IGI convertible to approximately 30% of the equity of IGI post Transaction, terms and structure to be mutually determined prior to closing of the Transaction. At closing of the Transaction Winpoint is prepared to accept IGI securities other than IGI Common Shares.

5.      Item 4 Termination of the LOI shall be deleted in its entirety and replaced as follows:

Either party may Terminate this LOI upon thirty (30) days written notice without any liability whatsoever on either party hereto or the Company and no party hereto or the Company shall be entitled to any form of reimbursement or relief whatsoever, including, without limitation, injunctive relief, specific performance or damages. Upon the termination of this letter, all of the terms hereof shall be of no further force or effect with the exception of the terms and provisions set forth in paragraphs 10 and 13 of this letter.

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ITEM 7.01 Regulation FD Disclosure

On June 19, 2018, the Company issued a press release announcing the LOI, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are filed as part of this Report:

99.1	Press Release related to Announcement of Letter of Intent dated June 14, 2018. (incorporated herein by reference to Exhibit 99.1 to iGambit Inc.’s Current Report on Form 8-K filed on June 19, 2018).

99.2	Amendment No 1. To Letter of Intent by and between iGambit Inc. and Winpoint Health LLC dated September 7, 2018

Forward–Looking Statements

This report regarding the Company’s business and operations includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1996. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as “may,” “expect,” “anticipate,” “intend” or “estimate” or the negative thereof or other variations thereof or comparable terminology. The reader is cautioned that all forward-looking statements are speculative, and there are certain risks and uncertainties that could cause actual events or results to differ from those referred to in such forward-looking statements. This disclosure highlights some of the important risks regarding the Company’s business. The primary risk attributable to the Company is its ability to attract fresh and continued capital to execute its comprehensive business strategy. There may be additional risks associated with the integration of businesses following an acquisition, concentration of revenue from one source, competitors with broader product lines and greater resources, emergence into new markets, the termination of any of the Company’s significant contracts or partnerships, the Company’s ability to comply with its senior debt agreements, the Company’s inability to maintain working capital requirements to fund future operations, or the Company’s ability to attract and retain highly qualified management, technical and sales personnel, and the other factors identified by us from time to time in the Company’s filings with the SEC. However, the risks included should not be assumed to be the only things that could affect future performance. We may also be subject to disruptions, delays in collections, or facilities closures caused by potential or actual acts of terrorism or government security concerns.

All forward-looking statements included in this document are made as of the date hereof, based on information available to us as of the date thereof, and we assume no obligation to update any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 12, 2018		iGambit Inc.

	By:	/s/ Elisa Luqman
Elisa Luqman
Chief Financial Officer

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Exhibit Index

Exhibit No. Description

99.1	Press Release related to Announcement of Letter of Intent dated June 14, 2018. (incorporated herein by reference to Exhibit 99.1 to iGambit Inc.’s Current Report on Form 8-K filed on June 19, 2018).

99.2	Amendment No 1. To Letter of Intent by and between iGambit Inc. and Winpoint Health LLC dated September 7, 2018

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